Exhibit 99.1
The Trade Desk Reports Second Quarter 2024 Financial Results
LOS ANGELES--(BUSINESS WIRE)--August 8, 2024--The Trade Desk, Inc. (“The Trade Desk,” the “Company” or “we”) (NASDAQ: TTD), a provider of a global technology platform for buyers of advertising, today announced financial results for its second quarter ended June 30, 2024.
“Q2 was another strong quarter for The Trade Desk, with revenue of $585 million, representing 26% year-over-year growth,” said Jeff Green, Co-founder and CEO of The Trade Desk. “We’ve made significant strides in CTV, retail media and identity, empowering the world’s largest brands to buy premium media on the open internet with unprecedented agility and precision. As Kokai ramps, we’re intuitively surfacing value for advertisers, integrating data into every decision, advancing the full power of AI as a co-pilot, and enabling advertisers to maximize the potential of their first party data. With ongoing innovations in Kokai, the widespread adoption of UID2, and the expanding use of retail data, we will continue to deliver exceptional value to advertisers and grow our leadership in key high growth markets such as CTV.”
Second Quarter 2024 Financial Highlights:
The following table summarizes our consolidated financial results for the three and six months ended June 30, 2024 and 2023 ($ in millions, except per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
GAAP Results
Revenue	$585	$464	$1,076	$847
Increase in revenue year over year	26%	23%	27%	22%
Net income	$85	$33	$117	$42
GAAP diluted earnings per share	$0.17	$0.07	$0.23	$0.08

Non-GAAP Results
Adjusted EBITDA	$242	$180	$404	$288
Adjusted EBITDA margin	41%	39%	38%	34%
Non-GAAP net income	$197	$139	$328	$254
Non-GAAP diluted earnings per share	$0.39	$0.28	$0.66	$0.51
Second Quarter and Recent Business Highlights:
•Strong Customer Retention: Customer retention remained over 95% during the second quarter, as it has for the past ten consecutive years.

•Connected TV (CTV): The Trade Desk offers the largest CTV inventory marketplace in the industry, giving advertisers unmatched access to premium content across major networks and ad-supported streaming services around the world. Because we do not compete in content or supply, we have built lasting relationships with premium publishers to help brands confidently engage their audiences and drive measurable results. Recent CTV updates include:
◦Netflix announced it will expand buying capabilities to include The Trade Desk as one of its main programmatic partners for advertisers.
◦FOX announced expanded partnership with The Trade Desk through integration of UID2 and OpenPath across FOX brands and the AdRise technology platform.
◦E.W. Scripps is streamlining its programmatic ad buying process for advertisers through the adoption of OpenPass and UID2, making it the first CTV publisher to adopt OpenPass.
◦At Forward ‘24 in Canada, CBC announced its Olympics inventory will be available programmatically for the first time ever via The Trade Desk.

•Continued Collaboration and Support for Unified ID 2.0: The Trade Desk is building support for Unified ID 2.0 (UID2), an industry-wide approach to identity that preserves the value of relevant advertising, while putting user control and privacy at the forefront. UID2 is an upgrade and alternative to third-party cookies. Recent partnerships and pledges of integration and support include:
◦Roku announced its adoption of UID2, allowing advertisers to implement more precise targeting and a secure means to facilitate data collaboration with Roku Media.
◦SiriusXM Media announced Pandora Media as the first audio publisher to adopt UID2.
◦LG Ad Solutions announced it is integrating UID2 to enable advertisers to leverage their first-party data across LG’s extensive audience network in a privacy-conscious manner.
◦TF1, M6, and Media Figaro, three of the leading broadcasters and publishers in France, announced their adoption of EUID to help their advertisers run effective campaigns with improved targeting capabilities.

•Industry Recognition (2024):
◦Institutional Investor Awards - Most Honored Company, Best CEO, Best Company Board, Best IR Program, Best IR Professional, Best IR Team, Best Analyst Day
◦U.S. News & World Report Best Company to Work For
◦Business Insider Rising Stars of Adtech
◦AdExchanger Top Women in Media & Ad Tech
◦MM+M 40 under 40
◦Retail TouchPoints 40 under 40

•Share Repurchases: The Company did not repurchase any shares of its Class A common stock in the second quarter of 2024. As of June 30, 2024, the Company had $575 million available and authorized for repurchases.

Financial Guidance:
Third Quarter 2024 outlook summary:
•Revenue at least $618 million
•Adjusted EBITDA of approximately $248 million
We have not provided an outlook for GAAP Net Income or reconciliation of Adjusted EBITDA guidance to Net Income, the closest corresponding U.S. GAAP measure, because Net Income outlook is not available without unreasonable efforts on a forward-looking basis due to the variability and complexity with respect to the charges excluded from this non-GAAP measure; in particular, the measures and effects of our stock-based compensation expense that are directly impacted by unpredictable fluctuations in our share price. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future U.S. GAAP financial results.
Use of Non-GAAP Financial Information
Included within this press release are the non-GAAP financial measures of Adjusted EBITDA, Non-GAAP Net Income and Non-GAAP Diluted EPS that supplement the Condensed Consolidated Statements of Operations of The Trade Desk, Inc. (the Company) prepared under generally accepted accounting principles (GAAP). Adjusted EBITDA is earnings before interest income, net; provision for income taxes; depreciation and amortization; and stock-based compensation. Non-GAAP Net Income excludes charges and the related income tax effects for stock-based compensation. Tax rates on the tax-deductible portions of the stock-based compensation expense approximating 25% to 30% have been used in the computation of non-GAAP Net Income and non-GAAP Diluted EPS. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash-generating capacity. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for or superior to corresponding, similarly captioned, GAAP measures and may be different from non-GAAP financial measures used by other companies.

Second Quarter 2024 Financial Results Webcast and Conference Call Details
•When: August 8, 2024 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time).
•Webcast: A live webcast of the call can be accessed from the Investor Relations section of The Trade Desk’s website at http://investors.thetradedesk.com/. Following the call, a replay will be available on the company’s website.
•Dial-in: To access the call via telephone in North America, please dial 888-506-0062. For callers outside the United States, please dial 1-973-528-0011. Participants should reference the conference call ID code “250454” after dialing in.
•Audio replay: An audio replay of the call will be available beginning about two hours after the call. To listen to the replay in the United States, please dial 877-481-4010 (replay code: 50885). Outside the United States, please dial 1-919-882-2331 (replay code: 50885). The audio replay will be available via telephone until August 15, 2024.
The Trade Desk, Inc. uses its Investor Relations website (http://investors.thetradedesk.com/), its Twitter feed (@TheTradeDesk), LinkedIn page (https://www.linkedin.com/company/the-trade-desk/), Facebook page (https://www.facebook.com/TheTradeDesk/) and Jeff Green’s LinkedIn profile (https://www.linkedin.com/in/jefftgreen/) as a means of disclosing information about the company and for complying with its disclosure obligations under Regulation FD. The information that is posted through these channels may be deemed material. Accordingly, investors should monitor these channels in addition to The Trade Desk’s press releases, SEC filings, public conference calls and webcasts.
About The Trade Desk
The Trade Desk™ is a technology company that empowers buyers of advertising. Through its self-service, cloud-based platform, ad buyers can create, manage, and optimize digital advertising campaigns across ad formats and devices. Integrations with major data, inventory, and publisher partners ensure maximum reach and decisioning capabilities, and enterprise APIs enable custom development on top of the platform. Headquartered in Ventura, CA, The Trade Desk has offices across North America, Europe and Asia Pacific. To learn more, visit thetradedesk.com or follow us on Facebook, Twitter, LinkedIn and YouTube.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to expectations concerning matters that (a) are not historical facts, (b) predict or forecast future events or results, or (c) embody assumptions that may prove to have been inaccurate, including statements relating to industry and market trends, the Company’s financial targets, such as revenue and Adjusted EBITDA, and the amount, timing and sources of funding for the Company’s share repurchase program. When words such as “believe,” “expect,” “anticipate,” “will,” “outlook” or similar expressions are used, the Company is making forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give readers any assurance that such expectations will prove correct. These forward-looking statements involve risks, uncertainties and assumptions, including those related to the Company’s relatively limited operating history, which makes it difficult to evaluate the Company’s business and prospects, the market for programmatic advertising developing slower or differently than the Company’s expectations, the demands and expectations of clients and the ability to attract and retain clients. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company. These are disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10-K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$584,550	$464,254	$1,075,803	$847,057
Operating expenses (1):
Platform operations	110,459	86,654	214,089	171,521
Sales and marketing	133,867	111,489	255,592	208,711
Technology and development	110,035	98,308	217,721	192,018
General and administrative	135,469	126,130	265,024	256,442
Total operating expenses	489,830	422,581	952,426	828,692
Income from operations	94,720	41,673	123,377	18,365
Total other income, net	(17,772)	(18,254)	(35,148)	(31,954)
Income before income taxes	112,492	59,927	158,525	50,319
Provision for income taxes	27,463	26,988	41,836	8,054
Net income	$85,029	$32,939	$116,689	$42,265
Earnings per share:
Basic	$0.17	$0.07	$0.24	$0.09
Diluted	$0.17	$0.07	$0.23	$0.08
Weighted-average shares outstanding:
Basic	489,353	488,431	488,952	489,068
Diluted	500,040	499,349	499,117	499,570
___________________________
(1) Includes stock-based compensation expense as follows:
THE TRADE DESK, INC.
STOCK-BASED COMPENSATION EXPENSE
(Amounts in thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Platform operations	$7,272	$4,967	$12,827	$8,913
Sales and marketing	25,068	18,800	45,360	32,923
Technology and development	32,509	26,689	60,483	47,556
General and administrative (1)	61,491	66,627	118,290	141,161
Total	$126,340	$117,083	$236,960	$230,553
___________________________
(1) Includes stock-based compensation expense related to a long-term CEO performance grant of $36 million and $48 million for the three months ended June 30, 2024 and 2023, respectively, as well as $71 million and $108 million for the six months ended June 30, 2024 and 2023, respectively.

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)

	As of June 30, 2024	As of December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$1,009,363	$895,129
Short-term investments, net	497,168	485,159
Accounts receivable, net	2,905,533	2,870,313
Prepaid expenses and other current assets	110,776	63,353
Total current assets	4,522,840	4,313,954
Property and equipment, net	191,912	161,422
Operating lease assets	229,411	197,732
Deferred income taxes	154,849	154,849
Other assets, non-current	60,910	60,730
Total assets	$5,159,922	$4,888,687

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,336,589	$2,317,318
Accrued expenses and other current liabilities	120,218	137,996
Operating lease liabilities	61,579	55,524
Total current liabilities	2,518,386	2,510,838
Operating lease liabilities, non-current	202,769	180,369
Other liabilities, non-current	33,361	33,261
Total liabilities	2,754,516	2,724,468

Stockholders' equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	2,217,043	1,967,265
Retained earnings	188,363	196,954
Total stockholders' equity	2,405,406	2,164,219
Total liabilities and stockholders' equity	$5,159,922	$4,888,687

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Six Months Ended June 30,
	2024	2023
OPERATING ACTIVITIES:
Net income	$116,689	$42,265
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	42,624	39,359
Stock-based compensation	236,960	230,553
Noncash lease expense	26,460	24,325
Provision for expected credit losses on accounts receivable	133	318
Other	(4,117)	(8,423)
Changes in operating assets and liabilities:
Accounts receivable	(49,321)	(35,368)
Prepaid expenses and other current and non-current assets	(52,064)	(3,659)
Accounts payable	(13,247)	50,995
Accrued expenses and other current and non-current liabilities	(9,989)	399
Operating lease liabilities	(27,397)	(25,102)
Net cash provided by operating activities	266,731	315,662
INVESTING ACTIVITIES:
Purchases of investments	(317,969)	(316,307)
Maturities of investments	314,598	274,401
Purchases of property and equipment	(29,339)	(16,556)
Capitalized software development costs	(4,424)	(3,415)
Net cash used in investing activities	(37,134)	(61,877)
FINANCING ACTIVITIES:
Repurchases of Class A common stock	(125,280)	(336,494)
Proceeds from exercise of stock options	38,164	27,772
Proceeds from employee stock purchase plan	30,122	21,316
Taxes paid related to net settlement of restricted stock awards	(58,369)	(31,054)
Net cash used in financing activities	(115,363)	(318,460)
Increase (decrease) in cash and cash equivalents	114,234	(64,675)
Cash and cash equivalents—Beginning of period	895,129	1,030,506
Cash and cash equivalents—End of period	$1,009,363	$965,831

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)
The following tables show the Company’s non-GAAP financial metrics reconciled to the comparable GAAP financial metrics included in this release.

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Net income	$85,029	$32,939	$116,689	$42,265
Add back (deduct):
Depreciation and amortization expense	20,882	20,066	42,624	39,359
Stock-based compensation expense	126,340	117,083	236,960	230,553
Interest income, net	(17,817)	(17,507)	(34,478)	(31,930)
Provision for income taxes	27,463	26,988	41,836	8,054
Adjusted EBITDA	$241,897	$179,569	$403,631	$288,301

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
GAAP net income	$85,029	$32,939	$116,689	$42,265
Add back (deduct):
Stock-based compensation expense	126,340	117,083	236,960	230,553
Adjustment for income taxes	(13,886)	(10,525)	(25,298)	(18,824)
Non-GAAP net income	$197,483	$139,497	$328,351	$253,994

GAAP diluted earnings per share	$0.17	$0.07	$0.23	$0.08

GAAP weighted-average shares outstanding—diluted	500,040	499,349	499,117	499,570

Non-GAAP diluted earnings per share	$0.39	$0.28	$0.66	$0.51

Non-GAAP weighted-average shares used in computing Non-GAAP earnings per share, diluted	500,040	499,349	499,117	499,570

Contacts
Investors
Jake Graves
Senior Manager, Investor Relations
The Trade Desk
ir@thetradedesk.com

Media
Melinda Zurich
VP, Communications
The Trade Desk
melinda.zurich@thetradedesk.com